United States

Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15th, 2007

PANTHER MOUNTAIN WATER PARK, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-14842	22-2808173
(State or other Jurisdiction	(Commissions file	IRS Employer
Of incorporation)	Number)	Identification No.)

Frontier Town, North Hudson, New York 12855

(Address of principal executive offices)(Zip Code)

Registrants’ telephone number, including area code: (518) 532-7181

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant tot Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Copies of Communications to:

MARSHAL SHICHTMAN & ASSOCIATES, P.C.

One Old Country Road, Suite 498

Carle Place, New York 11514

Tel (516) 741-5222

Fax (516) 741-5212

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our, or our industry’s actual results, levels of activity, performance or achievements, to be materially different from any future results, levels of activity, performance or achievements, expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

The following discussion should be read in conjunction with our annual report on Form 10-KSB and our quarterly reports on Form 10-QSB incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On the 13th day of November, 2007, Panther Mountain Water Park, Inc. entered into a Material Definitive Agreement to have ELECTRIC MOTO CORPORATION, INC., a Nevada corporation having its executive offices at 3165 East Main Street, Ashland, Oregon 97520, and its phone number of (541) 890-3481, CIK № 3711, IRS № 57-1094726, merged into Panther Mountain Water Park, Inc. with Panther Mountain Water Park, Inc. as the surviving entity. The Plan of Merger is Exhibited hereto as Exhibit 1.

The CEO of Panther Mountain Water Park, Inc., Kenneth Delefrange, has agreed to the merger with the CEO of Electric Moto Corporation, Ely Schless. No affiliation between the two CEOs, the entities or any affiliated parties exists outside of the newly formed business relationship.

Shareholder and Director votes, respectively, of Panther Mountain Water Park, Inc. and Electric Moto Corporation were held on December 8th, 2006 and November 12th, 2007 respectively, approving the contemplated transaction.

The material terms and conditions of the Plan of Merger are to merge Electric Moto Corporation, Inc. into Panther Mountain Water Park, Inc. with Panther Mountain Water Park, Inc. being the surviving entity. There will be a capital reorganization, and associated share swap, to combine Electric Moto Corporations, Inc. shares into Panther Mountain Water Park, Inc., which will result in Electric Moto Corporation, Inc. retaining approximately 58.9% of the equity interest.

The reason for Electric Moto Corporation, Inc. gaining a majority interest in the surviving entity, Panther Mountain Water Park, Inc., is because Electric Moto Corporation, Inc. is entering into the transaction with the majority of assets, thus expectedly increasing the value of the shares formerly of Panther Mountain Water Park, Inc. and expectedly increasing the liquidity thereof. Furthermore, Panther Mountain Water Park, Inc. was formerly classified as a shell company, a company having no or nominal net assets or business, thus adding to the justification of the resultant majority ownership resting in Electric Moto Corporation, Inc.

If you are in possession of any certificate of either Panther Mountain Water Park, Inc. or Electric Moto Corporation, Inc., please send your certificate at your earliest possible convenience to the Transfer Agent, Madison Stock Transfer, Inc., P.O. Box 145, Brooklyn, New York 11229, for reorganization.

Item 1.02 – Termination of a Materially Definitive Agreement

None

Item 1.03 – Bankruptcy or Receivership

None

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On October 19, 2007, Panther Mountain Water Park, Inc. has transferred out of its title, possession and control property located in North Hudson, New York, of approximately 180 acres formerly known as Frontier Town in exchange or the assumption of the debt associated with the property formerly known as Frontier Town to North Hudson Associates, L.L.C., a private corporation.

The reason for the transaction of the property formerly known as Frontier Town, which was Panther Mountain Water Park, Inc.’s sole asset, and source of virtually all of Panther Mountain Water Park, Inc.’s liabilities, was the liabilities associated with the property formerly known as Frontier Town. Panther Mountain Water Park, Inc. operated its water park, its former core business, on the property formerly known as Frontier Town. After the demise of Panther’s core business, the property fell into disrepair as there was no longer a cash flow to support and maintain the property. The property was the source of several liabilities, including arreared taxes, a DEC (a New York State Department of Environmental Conservation) clean-up site stemming from contamination from a former gas station on the site, and several adverse judgments dating back several years.

Upon exanimation of the contemplated merger structure, it was concluded in the business judgment of both Panther and Electric Moto that the property was a material hindrance to the contemplated transaction, as Panther could not afford to satisfy the liabilities and Electric Moto could not utilize the property in its core business, thus rendering the encumbered asset, and associated negative cash flow and liabilities, an unjustifiable expense. Therefore, Panther entered into an agreement with North Hudson Associates, L.L.C. to assume the property and the liabilities in furtherance with North Hudson Associates, L.L.C. own business model, thereby removing the major obstacle to the contemplated transaction and enabling Panther’s shareholders to receive the enrichment of Electric Moto’s business.

North Hudson Associates, L.L.C., its managing members or affiliates, have no known material relationship with either Panther Mountain Water Park, Inc or Electric Moto Corporation, Inc., its officers, directors or affiliates, outside the scope of the land transfer.

SHARE EXCHANGE

The Share Exchange

On November 14th, 2007, Panther Mountain Water Park, Inc.., a Delaware corporation (the “Registrant”, or the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Electric Moto Corporation, Inc.., (“EMOT”) a corporation incorporated under the laws of the State of Nevada, and the shareholders of EMOT (the “Shareholders”). Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in EMOT to the Registrant in exchange for the issuance of an aggregate of 37,070,000 shares of the Registrant’s common stock to the Shareholders formerly of EMOT, thereby causing EMOT to become a mergor into the Registrant (the “Share Exchange”).

Upon closing of the Share Exchange on November 14th, 2007, the Shareholders of EMOT delivered all of their equity capital in EMOT to the Registrant in exchange for 37,070,000 shares of common stock of the Registrant.

Pursuant to the terms of the Exchange Agreement, at closing, the Shareholders formerly of PMWP reversed their shares 400:1 (400:1 REVERSE SPLIT) leaving a remaining approximately 246,259 shares, which shall be upwardly modified to leave each shareholder with no less than 100 shares subsequent to closing.

As a material inducement to the consummation of the Merger transaction, the judgment debt holders of PMWP have negotiated an agreement to satisfy their debt obligations, consisting of $2,233,606.93, inclusive of interest thereon (having index № of 576-04 and 240-04 Essex County, New York), in exchange for 27,300,000 shares of PMWP, post reverse split.

As a material inducement to the consummation of the Merger Transaction, the post merger PMWP (to be known as Electric Moto Corporation, Inc.) will create a new class of preferred shares , convertible at 1:1,000, with 1:1,000 voting rights. This new class of preferred shares will be issued to Ely Schless and Nils Wicklund as compensation for past consideration. The class will be authorized, as already approved by PMWP in preparation for the Merger Event.

The consideration of $500,000 was given by Mr. Nils Wicklund and in compensation thereof, Mr. Wicklund will be issued 9,558 preferred shares. (fully converted share price of $0.05 per share).

Mr. Ely Schless has given consideration of various intellectual properties which forms the back-bone of Electric Moto Corporation, Inc.’s core business line. The estimated value of the consideration was $584,100 which translates into $0.05 per share on a fully converted basis for 11,682 shares of preferred shares.

 Shares of the Registrant’s common stock will be issued for each issued and outstanding share of common stock of EMOT. As a result, at closing, the Registrant issued a total of 65,116,259 shares of its common stock to the former shareholders of EMOT. The shares of the Registrant’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemption from registration provided by EMOT’s previous registration and Rule 414 of the Securities Act.

Prior to the announcement by the Company relating to the entry into the Share Exchange, there were no material relationships between the Company or EMOT, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Changes Resulting from the Share Exchange

At this time, the Company intends to carry on the business of EMOT as its sole line of business. The Company has relocated its executive offices to 3165 East Main Street, Ashland, Oregon 97520, and its phone number of (541) 890-3481.

Changes to the Board of Directors

Pursuant to the terms of the Exchange Agreement, upon closing of the Plan of Merger and Share Exchange Kenneth Delafrange resigned as directors and officers of the Registrant and Ely Schless was appointed as the Registrant’s Chairman of the Board of Directors, Chief Executive Officer (“CEO”) and Secretary, and Dennis Knepp was appointed as the Registrant’s Chief Financial Officer. All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse merger,” since the stockholders of EMOT will be the resultant owner of a majority of the outstanding shares of the Registrant’s common stock immediately following the Share

Exchange. EMOT is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of EMOT and its subsidiary and will be recorded at the historical cost basis of EMOT. After completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant and EMOT, the historical operations of EMOT and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange. Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Company’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Company occurred on the date of consummation of the Share Exchange.

Item 2.02 – Results of Operations and Financial Condition.

None

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

None

Item 2.04 – Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

None

Item 2.05 – Costs Associated with Exit or Disposal Activities

None

Item 2.06 – Material Impairments

None

Section 3 – Securities and Trading Markets

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 – Unregistered Sales of Equity Securities

None

Item 3.03 – Material Modification to Rights of Security Holders

We currently have 7,560,000 options outstanding. 1,600,000 are exercisable at $0.50 per share; 1,820,000 are exercisable at $0.25 per share; 2,320,000 were exercisable at $0.05 per share and are now exercisable at $.15 per share. These options were registered under the SB2 filed April 12th, 2005, as amended, which is incorporated herein by reference.

The material modification in the exercise rights of the option holders have been instituted to more accurately reflect the current Weighted Average Cost of Capital (WACC).

Sections 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

None

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None

Section 5 – Corporate Governance and Management

Item 5.01 – Changes in Control of Registrant

Pursuant to the Plan of Merger, executed on November 14th, 2007, the capital reorganization of Panther Mountain Water Park, Inc. has effected a change in control of Panther Mountain Water Park, Inc. to include Ely Schless as CEO of Electric Moto Corporation, Inc. and the incoming CEO of Panther Mountain Water Park, Inc. (see below, 5.02) as the new control person in Panther Mountain Water Park, Inc.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Plan of Merger, dated November 14th, 2007, Kenneth Delafrange, CEO and sole Director of Panther Mountain Water Park, Inc. has appointed Ely Schless as the sole interim Director until its next regularly scheduled annual shareholder meeting, and new CEO of Panther Mountain Water Park, Inc. Mr. Schless was formerly the CEO of Electric Moto Corporation, Inc. and is currently the new control person in Panther Mountain Water Park, Inc. pursuant to the terms and conditions of the Plan of Merger.

At the next regularly scheduled annual shareholder meeting, Mr. Schless intends to nominate several new directors to stand for a vote from the shareholders, including himself to ratify his own directorship.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

None

Item 5.04 – Temporary Suspension of Trading Under Registrants Employee Benefit Plans

None

Item 5.05 – Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

None

Item 5.06 – Change in Shell Company Status

Electric Moto Corporation, Inc. hereby is merging into Panther Mountain Water Park, Inc. and there will be an associated recapitalization. The entity filed as Electric Moto, Inc. will merge into Panther Mountain Water Park, Inc. and withdraws its prior filings as a separate entity and merges them into Panther Mountain Water Park, Inc. on a non-consolidated basis.

FORM 10SB INFORMATION

PART I

§§1 – Description of Business

Panther Mountain Water Park, Inc. formerly ran an amusement park in upstate NY, in Essex County. Panther had ceased operations since, on or about, 1998. Since then Panther has had no, or nominal net assets. The chief sole asset was the approximately 180 acres in Essex County, New York; which ostensibly had a more than nominal book value. However, the asset has been encumbered, liened, the subject of litigation, the site of an environmental cleanup, and the source of several other liabilities that outweigh the asset’s utilization and subsequent to Panther Mountain; hence nominal net assets.

Unless the context otherwise requires, references to “Company”, “we”, or “our”, means Electric Moto Corporation.

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this report. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward- looking statements.

The past filings for Panther Mountain Water Park, Inc. and the filings for Electric Moto Corporation, Inc. are hereby incorporated by reference herein.

We were originally incorporated under the laws of the State of Nevada on March 7, 2000 under the name Dorado Capital Ventures, Inc. From our origination until March 27, 2004, we did not have any operations while seeking a suitable business strategy to implement. On April 8, 2004 we entered into an asset purchase agreement with Ely Schless d/b/a Electric Moto, a sole proprietorship whereby we purchased the assets and assumed the liabilities of Electric Moto in exchange for 20,000,000 of our shares of common stock. As a result of the issuance of these shares of common stock, the proprietor of Electric Moto owns approximately 80% of the issued and outstanding shares of our common stock. On July 27, 2004, we changed our corporate name to Electric Moto Corporation.

Aside from the merger with Panther Mountain Water Park, Inc., and the aforementioned, there has been no major reclassification, merger consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business. Furthermore, we have not undergone any bankruptcy, receivership or similar proceeding.

Overview

We are a completed vehicle supplier engaged in the design, manufacture and sale of low environmental impact motorcycles and all-terrain vehicles (ATVs), characterized by electrical drive systems instead of more conventional gasoline engine drive systems. Our vehicles perform like gas powered vehicles, but they consume less fuel, emit less noise and create lower emissions.

Our ability to cost-effectively produce low environmental impact vehicles is based on our understanding of electronic drive systems and how they best package on modern vehicle platforms. We rely on our development and manufacturing expertise combined with new technologies to respond to cleaner vehicle and land-use mandates. Growing environmental restrictions are creating more efficient vehicle components, such as batteries, motors and control electronics, which we exploit and integrate into vehicle platforms.

Our operations include chassis and component design, serial production, assembly, marketing and distribution of vehicles.

Our primary objective is to utilize revenue generated from the sale of our “Blade” cycles to build cash flow and increase earnings per share. Our marketing targets existing buyers and dealers who are looking for a greener, more environmentally friendly product to suit their lifestyles and we plan to distribute our product through the preexisting channels. We feel that our competitive advantage lies in our environment friendly product while the country seeks green solutions to their everyday situations. However, we fully understand that the typical gas powered vehicles are firmly entrenched in the market place. At this time, we do not seek to take a significant market share of the overall industry. Our product seeks to be one of the first to market with a green solution for recreational desires; which is commiserate with our production capacities. Similarly, we believe that our first to market green solution to recreation motorcycles will enable us to have a broad customer base in this niche market.

THE BLADE

There are no known governmental approvals as of the date of this document regarding our product and any anticipated governmental regulations regarding greener, more environmentally friendly products may have a distinct possibility of increasing the perceived value of our company and product.

We have no intellectual property pertaining to the core business line of our product and we have concentrated our time in the marketing of our product rather than research and development.

Our principal suppliers are Ohlins, Inc. and we have three total full time employees.

RISK FACTORS

An investment in our common stock is highly speculative and involves a high degree of risk. Therefore, you should consider all of the risk factors discussed below, as well as the other information contained in this document. You should not invest in our common stock unless you can afford to lose your entire investment and you are not dependent on the funds you are investing. Material risks related to our business are disclosed in this section. Please note that throughout this prospectus, the words “we”, “our” or “us” refer to Electric Moto Corporation and not to the selling shareholders.

RISKS RELATED TO OUR COMPANY

WE HAVE A LIMITED OPERATING HISTORY THAT YOU CAN USE TO EVALUATE US, AND THE LIKELIHOOD OF OUR SUCCESS MUST BE CONSIDERED IN LIGHT OF THE PROBLEMS, EXPENSES, DIFFICULTIES, COMPLICATIONS AND DELAYS FREQUENTLY ENCOUNTERED BY A SMALL DEVELOPING COMPANY.

We were incorporated in Nevada in March of 2000. We have no significant assets or financial resources. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which we will operate. Since we have a limited operating history of marketing our products, we cannot assure you that our business will be profitable or that we will ever generate sufficient revenues to meet our expenses and support our anticipated activities.

WE HAVE A HISTORY OF OPERATING LOSSES AND THERE CAN BE NO ASSURANCES WE WILL BE PROFITABLE IN THE FUTURE.

We have a history of operating losses, expect to continue to incur losses, and may not be profitable in the near future. We had net losses of $154,495 for the twelve months ended December 31, 2006 and net losses of $475,990 for our fiscal year ended in December 31, 2005. We intend to continue to fund operations through additional debt and equity financing arrangements that may not be sufficient to fund our capital expenditures, working capital, and other cash requirements for the year ending December 31, 2007. The successful outcome of future financing activities cannot be determined at this time and there are no assurances that if achieved, we will have sufficient funds to execute our intended business plan or generate positive operational results.

WE WILL REQUIRE FINANCING TO ACHIEVE OUR CURRENT BUSINESS STRATEGY AND OUR INABILITY TO OBTAIN SUCH FINANCING COULD PROHIBIT US FROM EXECUTING OUR BUSINESS PLAN AND CAUSE US TO SLOW DOWN OUR EXPANSION OF OPERATIONS.

We will need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Such financing may not be available when needed. Even if such financing is available, it may be on terms that are materially adverse to your interests with respect to dilution of book value, dividend preferences, liquidation preferences, or other terms. Our capital requirements to implement our business strategy will be significant. We will need a minimum of $200,000 to commence our planned operations over the next twelve months and we anticipate requiring additional funds in order to significantly expand our operations once we commence them. No assurance can be given that such funds will be available or, if available, will be on commercially reasonable terms satisfactory to us. There can be no assurance that we will be able to obtain financing if and when it is needed on terms we deem acceptable.

If we are unable to obtain financing on reasonable terms, we could be forced to delay or scale back our plans for expansion. In addition, such inability to obtain financing on reasonable terms could have a material adverse effect on our business, operating results, or financial condition.

ELY SCHLESS, ONE OF OUR DIRECTORS AND SOLE OFFICER, AND NILS WIKLUND, A STRATEGIC PARTNER, IN THE AGGREGATE CONTROL APPROXIMATELY 61% OF OUR ISSUED AND OUTSTANDING SHARES AND, THEREFORE, CAN CONTROL ALL SHAREHOLDER DECISIONS RESULTING IN THE REMAINDER OF OUR SHAREHOLDERS HAVING NO CONTROL OVER OUR CORPORATE ACTIONS

Ely Schless, our officer and director, and Nils Wiklund, our strategic partner, in the aggregate beneficially own approximately 61% of our issued and outstanding shares. Therefore, they will be in a position to exert actual or effective control over our business and operations, including the election of all of our directors and approval of significant corporate transactions. The remainder of our shareholders will have no control over our corporate actions.

THE LIMITED AMOUNT OF CASH IN OUR BANK ACCOUNT COULD RESULT IN THE CESSATION OF OUR OPERATIONS DUE TO OUR POSSIBLE INABILITY TO PAY OUR EMPLOYEES’ SALARIES AND ACCOUNTS RECEIVABLE ON A TIMELY BASIS

As of December 31, 2006, we had a cash balance of only $888 and we had deficit net working capital of $173,191. There are numerous negative ramifications to having limited cash on hand. Specifically, this could cause us to lose our employees for failure to pay salaries on a timely basis. In addition, we might not be able to pay our accounts payable. This may result in lawsuits.

IF WE FAIL TO ESTABLISH A LARGE ENOUGH MARKET FOR OUR PRODUCTS, WE COULD GO OUT OF BUSINESS

Although to date the market for our products has been sufficient to meet our limited ability to produce products, our business plan calls for a significant increase in our ability to produce products to meet anticipated demand from expanded marketing efforts. There is no assurance that such a demand exists and a failure of the demand to materialize in light of our increased expenses in ramping up production could cause us to run out of money and cease operations.

ENERGY PRICES COULD FALL WHICH COULD LOWER DEMAND FOR OUR PRODUCTS

Energy efficient and alternative energy products tend to become more attractive to the market with increased oil prices. There is no assurance that oil prices will continue to be as high as they are today and a significant reduction in the price of oil could lessen the desirability of our products to consumers.

A REDUCTION IN ENVIRONMENTAL CONCERNS COULD NEGATIVELY AFFECT OUR MARKET

Our products enjoy an advantage over similar products powered by gasoline due to the perception that electric products are less harmful to the environment than those that operate on gasoline. Should trends reverse and should concerns about noise and air pollution relax instead of increase, the market for our products could diminish significantly.

WE MAY LOSE BUSINESS IF MAJOR MANUFACTURERS DECIDE TO ENTER OUR MARKET IN DIRECT COMPETITION WITH US

Major manufacturers may decide to enter our market. Currently, this is not a direction any manufacturers have chosen to pursue, but they already have a customer base and dealer network in the recreational vehicle market. As a result it would not be difficult for them to enter the market should they decide to. To date, this has not been their direction but that could change without notice in the future. Should market demand in this niche grow sufficiently it is more likely that this will occur.

WE HAVE NO PATENT OR OTHER INTELLECTUAL PROPERTY PROTECTION FOR OUR PRODUCTS.

Currently, we have not applied for any intellectual property protections for out products. Accordingly, another entity could begin to produce and market products similar or identical to those that we currently offer. This potential increased competition will impact our revenues in a negative manner.

IF ELY SCHLESS IS NO LONGER IN HIS PRESENT POSITIONS, IT WILL BE DIFFICULT TO REPLACE HIM WITH PERSON(S) OF HIS EXPERIENCE RESULTING IN THE POSSIBLE CESSATION OF OUR BUSINESS OR, AT A MINIMUM, THE DELAY IN CARRYING OUT OUR BUSINESS PLAN

Ely Schless, our senior executive is important to our success. He has significant experience in the manufacturing and product development aspects of our specific business. If he becomes unable or unwilling to continue in his present positions, we will be forced to seek replacements with the same or similar experience. Our failure to find such an individual can result in the cessation of our business or the delay in carrying out our business plan.

OUR COMPETITION IS SUPERIOR TO US IN BOTH EXPERIENCE AND RESOURCES.

Our competitors, mainly Japanese firms, have established secure positions and reputable brand names in the motocross industry. They have significantly larger capital resources to devote to the electric and hybrid motocross markets if they so choose. Such experience, brand recognition and capital resources put us at a competitive disadvantage.

WE RELY HEAVILY ON OUR SUPPLIERS FOR KEY COMPONENTS OF OUR PRODUCTS.

Our products are assembled both from components that we manufacture in-house and from vendor supplied components. A disruption in the supply of vendor supplied components will impact our ability to manufacture our products in a timely fashion and therefore cause us to fail to meet customer demand. Further, failure to receive components from our vendors would force the Company to seek replacement components from alternative vendors who may not provide such replacement components on terms similar to our current providers. If the cost of substitute components are greater than our current costs, our profit margins will be negatively impacted. In the event that substitute components can be located on a timely basis or at all, such disruption could cause us to cease operations for an extended period of time or completely.

RISKS RELATING TO OUR STOCK

THE OFFERING PRICE OF THE SHARES WAS ARBITRARILY DETERMINED, AND THEREFORE SHOULD NOT BE USED AS AN INDICATOR OF THE FUTURE MARKET PRICE OF THE SECURITIES. THEREFORE, THE OFFERING PRICE BEARS NO RELATIONSHIP TO THE ACTUAL VALUE OF THE COMPANY, AND MAY MAKE OUR SHARES DIFFICULT TO SELL.

Since our shares are not listed or quoted on any exchange or quotation system, the offering price of $0.05-0.09 for related conversions for the shares of common stock was arbitrarily determined. The facts considered in determining the offering price were our financial condition and prospects, our limited operating history and the general condition of the securities market. The offering price is not an indication of and is not based upon the actual value of Panther Mountain Water Park, Inc. or Electric Moto Corporation, Inc., or combined. The offering price bears no relationship to the book value, assets or earnings of our company or any other recognized criteria of value. The offering price should not be regarded as an indicator of the future market price of the securities.

THERE IS NO ASSURANCE OF A PUBLIC MARKET FOR OUR STOCK OR THAT OUR COMMON STOCK WILL EVER TRADE ON A RECOGNIZED EXCHANGE. THEREFORE, YOU MAY BE UNABLE TO LIQUIDATE YOUR INVESTMENT IN OUR STOCK.

There is no established public trading market for our securities. Our shares are not and have not been listed or quoted on any exchange or quotation system. There can be no assurance that a market maker will agree to file the necessary documents with the National Association of Securities Dealers, which operates the OTC Electronic Bulletin Board, nor can there be any assurance that such an application for quotation will be approved or that a regular trading market will develop or that if developed, will be sustained. In the absence of a trading market, an investor may be unable to liquidate their investment.

WE DO NOT EXPECT TO PAY DIVIDENDS AND INVESTORS SHOULD NOT BUY OUR COMMON STOCK EXPECTING TO RECEIVE DIVIDENDS.

We have not paid any dividends on our common stock in the past, and do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, you will only realize an economic gain on your investment in our common stock if the price appreciates. You should not purchase our common stock expecting to receive cash dividends. Since we do not pay dividends, and if we are not successful in having our shares listed or quoted on any exchange or quotation system, then you may not have any manner to liquidate or receive any payment on your investment. Therefore our failure to pay dividends may cause you to not see any return on your investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds which could affect our ability to expand out business operations.

OUR COMMON STOCK IS CONSIDERED A PENNY STOCK, WHICH IS SUBJECT TO RESTRICTIONS ON MARKETABILITY, SO YOU MAY NOT BE ABLE TO SELL YOUR SHARES.

If our common stock becomes tradable in the secondary market, we will be subject to the penny stock rules adopted by the Securities and Exchange Commission that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our shareholders to sell their securities.

§§2 – Management’s Discussion and Analysis or Plan of Operation.

We have not had any material revenues within each of the last two fiscal years.

Our plan of operation is to create revenue through sales of our Blade cycles. We typically produce Blade cycles serially for economy of scale in purchasing and to minimize tooling and set-up redundancy. We utilize a partial serial, partial incremental production schedule effectively to minimize cash outlay, but this mixed schedule has the downside of limiting production capacity in that it reduces the economies of scale attributed to full serial production. Nonetheless, we often have to cut back and complete cycles incrementally in order to create further revenue from sales, due to our lack of adequate capital to continue serial production.

We foresee that our growth is dependent on capitalization. Previously we have not had sufficient capital to enjoy the benefits of volume production. Additionally, the price of oil may be considered a factor in our future, as are various government mandates concerning both vehicle emissions and OHV (off-highway vehicle) land access.

As of the date of this filing, we have been on an austerity budget. Our cash reserves matched with our burn rate will necessitate immediate funding within the next twelve months. Fortunately, no expected further research and development, purchase of any physical plant and/or significant equipment, or significant change of the number of employees, are foreseeably necessary within the next twelve months.

Off Balance sheets arrangements

We have no off balance sheet arrangements to report.

§§ 3 – Descriptions of Property

We have no material physical plants or significant equipment. We are engaged in a lease in our corporate offices and we utilize the same facility to assemble our product.

Our principal executive officers and assembly area are located at 3165 East Main Street, Ashland, Oregon 97520. The remaining duration on our lease is 1 year. We do not share the facility with any other entity or business.

We do not have any Investment Policies because we do not have sufficient capital reserves to invest. Similarly, our core business is not in real estate and we do not have a real estate portfolio.

§§ 4 – Security Ownership of Certain Beneficial Owners and Management

Beneficial Owners of more than 5%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Ely Schless, CEO	13,440,000	20.6%
Common	Nils Wicklund	6,560,000	10%
Common	Golden Key, LLC	5,900,000	9%
Common	Wellington Capital Enterprises	5,800,000	8.9%
Common	Clover Capital Holding	5,600,000	8.6%
Common	Jeff Knepp	3,650,000	5.6%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Ely Schless	13,440,000	20.6%

§§ 5 – Directors and Executive Officers, Promoters and Control Persons

Directors, Officers, and Key Employees

Name	Age	Term	Office
Ely Schless	50	4 years	Director & Chairman, CEO
Dennis Knepp	62	4 years	CFO

Ely Schless – Ely Schless is 50 years old having business experience of working in the Electric vehicle industry for 17 years He is currently President and CEO of Electricmoto corporation and is in charge of Product development, design, manufacturing and sales.

Mr. Schless has no family relation to Dennis Knepp and serves on no other board of directors in a reporting company.

Dennis Knepp – Dennis Knepp is 62 years old having the business experience of being the Leader of the Communications and Radar Systems Division of Mission Research Corporation for 17 years with responsibility for sales, technical leadership, and hiring and firing. He is presently a Senior Research Scientist with NorthWest Research Associates, Monterey, CA.

There are no known legal proceedings involving any director, executive officer, key employee or control person within the last five years; including but not limited to, bankruptcy, a conviction in a criminal proceeding or pending criminal proceeding (excluding traffic violations and other minor offenses), and no order, judgment, decree, not subsequently reversed, suspended or vacated, from a court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No court of competent jurisdiction in a civil action, the Securities and Exchange Commission, or the Commodity Futures Trading Commission has found any Director, executive officer, key employee, or control person to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

We currently do not have a designated audit committee financial expert due to our cash constraints and the necessity of increased D&O insurance.

§§ 6 – Executive Compensation

Summary Compensation Table

					Long Term Compensation
	Annual Compensation				Awards		Payouts
A	B	C	D	E	F	G	H	I
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/ SAR (#)	LTIP Payouts	All Other Compensation
Ely Schless	07	48,000	0	0	0	0	0
Dennis Knepp	07	0	0	0	0	0	0
		0	0	0	0	0	0

Options/SAR Grants in the Last Fiscal Year

Individual Grants

A	B	C	D	E
Name	Number of Securities Underlying Options/SARs Granted (#)	% Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Ely Schless	0
Dennis Knepp	0
Jeff Knepp	500,000	100.50		August 08

Aggregated Option/SAR Exercises in the Last Fiscal Year and FY-End Values

A	B	C	D	E
			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Ely Schless	0
Dennis Knepp	0
Jeff Knepp	0

Long Term Incentive Plans – Awards in the Last Fiscal Year

Estimated Future Payouts under Non-Stock Price-Based plans
A	B	C	D	E	F
Name	Number of Shares, units or other rights (#)	Performance or other period until maturation or payout	Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)
None

*SARs = Stock Appreciation Right(s)

*LTIP = Long Term Incentive Plan

§§ 7 – Certain Relationships and Related Transactions and Director Independence

During the last two years we have listed the related transactions, or proposed related transactions, to which a director, executive officer, nominee for a director or executive officer, control person(s) has been a party to:

	Name, office	Value	Nature of Transaction
1.	None

All Form 3, 4, and 5s filed on behalf of Panther Mountain Water Park, Inc. are hereby incorporated by reference herein.

§§ 8 – Description of Securities

Equity

	Class	Voting	Dividend	Conversion	Liquidation	Preemptive Rights	Liquidation Preferences	Redemption	Sinking Fund
1	Common	1:1	no	n/a	no	no	no	no	no

Other Material Rights – None

Debt

	Name	Maturity Date	Interest Rate	Conversion	Redemption	Sinking Fund
1	None

Other Material Rights and Information – None

§§ Part II

§§ 1 – Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters

Panther Mountain Water Park, Inc. is currently traded on the Pinksheets (OTCPK) (See inset)

Courtesy of Pinksheets.com

Holders of Securities (Post share exchange / merger)

	Class	Authorized	Issued and Outstanding	Number of Holders
1	Common	100,000,000	65,116,259	1,158
2	Preferred	None
3	Debt	None

We currently do not pay dividends on any security of ours, we do not have any accrued dividends, nor do we expect to pay dividends in the foreseeable future as our cash positions will not support any dividend payout.

Equity Based Compensation plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a))
A	B	C	D
Equity compensation plans approved by security holders
Equity compensation plans approved by security holders

Total	None	None	None

§§ 2 – Legal Proceedings

There is currently no litigation to which we are a party to, nor have any reason to know of any pending litigation as either a plaintiff, defendant, or third party.

§§ 3 – Changes in and Disagreements with Accountants

None

§§ 4 – Recent Sales of Unregistered Securities

None

§§ 5 – Indemnification of Officer and Directors

We currently have provisions in our bylaws to indemnify our Officers and Directors to the fullest extent permitted by law, pursuant to Delaware General Corporations Law, §145, or any other applicable jurisdiction’s laws as may be permitted.

Section 6 – Asset-Backed Securities

Item 6.01 – ABS Informational and Computational Material

None

Item 6.02 – Change of Servicer or Trustee

None

Item 6.03 – Change in Credit Enhancement or Other External Support

None

Item 6.04 – Failure to Make a Required Distribution

None

Item 6.05 – Securities Act Updating Disclosure

None

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

None

Section 8 – Other Events

Item 8.01 – Other Events

None

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Electric Moto Corporation

Balance Sheet

March 31, 2007

(Unaudited)

ASSETS

Current assets:
Cash	$22,501
Accounts receivable	758
Inventories	54,496
Total current assets	77,755

Property and equipment, net	2,169
$79,924

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$104,618
Note payable	50,000
Note payable - shareholder	39,975
Due to shareholder	82,920
Total current liabilities	277,513

Stockholders' (deficit):
Common stock, $.001 par value 50,000,000 shares authorized, 32,800,000 shares issued and outstanding	32,800
Additional paid-in capital	771,382
Accumulated (deficit)	(1,001,771)
Total stockholders (deficit)	(197,589)
Total liabilities and stockholders' (deficit)	$79,924

See accompanying notes to the financial statements.

Electric Moto Corporation

Statements of Operations

Three Months Ended March 31, 2006 and 2007

(Unaudited)

	2006	2007

Sales	$9,975	$—
Cost of sales	621	—
Gross margin	9,354	—

Other costs and expenses:
Selling, general and administrative	39,303	24,397
Total other costs and expenses	39,303	24,397

Net (loss)	$(29,949)	$(24,397)

Per share information:
Basic and diluted (loss) per common share	$(0.00)	$(0.00)

Weighted average shares outstanding - basic and diluted	32,800,000	32,800,000

See accompanying notes to the financial statements.

Electric Moto Corporation

Statements of Cash Flows

Three Months Ended March 31, 2006 and 2007

(Unaudited)

	2006	2007

Cash flows from operating activities:
Net cash provided by (used in) Operating activities	$(5,996)	$1,613

Cash flows from investing activities:
Net cash provided by (used in) Investing activities	—	—

Cash flows from financing activities:
Loans (repayment) from related parties	3,000	20,000
Net cash provided by (used in) Financing activities	3,000	20,000

(Decrease) in cash and cash equivalents	(2,996)	21,613

Cash and cash equivalents, beginning of period	2,996	888

Cash and cash equivalents, end of period	$—	$22,501

See accompanying notes to the financial statements.

ELECTRIC MOTO CORPORATION

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

(UNAUDITED)

(1)   Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information and Item 310(b) of Regulation SB. They do not include all of the information and footnotes for complete financial statements as required by GAAP. In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the Company's financial statements as of December 31, 2006, and for the two years then ended.

(2)   Stockholders' (Deficit)

A summary of stock options is as follows:

	Number of Shares	Weighted average exercise price	Weighted average fair value
Balance at December 31, 2006 and March 31, 2007	7,460,000	$.21	$.21

The following table summarizes information about fixed-price stock options:

Exercise Price	Weighted Average Number Outstanding	Outstanding Weighted Average Contractual Life	Weighted-Average Exercise Price
$.05	2,320,000	1.6 years	$.05
$.10	1,820,000	1.6 years	$.10
$.25	1,820,000	1.6 years	$.25
$.50	1,500,000	1.6 years	$.50
	7,460,000

All options are vested and exercisable.

(3)   Loans Payable

During March 2007 a shareholder of the Company advanced an aggregate of $20,000 to the Company for working capital. The loans are due on demand and bear interest at xx% per annum.

(4)   Going Concern

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced significant losses from operations. For the three months ended March 31, 2007, the Company incurred a net loss of $24,397. In addition, the Company has working capital and stockholders’ deficits of $199,758 and $197,589 and an accumulated deficit of $1,001,771 at March 31, 2007.

The Company’s ability to continue as a going concern is contingent upon its ability to expand its sales and secure additional financing. The Company is pursuing financing for its operations and seeking to expand its operations. Failure to secure such financing or expand its operations may result in the Company not being able to continue as a going concern.

(5)   Subsequent Events

During May 2007 the Company agreed to issue 3,470,000 shares of common stock for services. The value of these shares will be charged to operations during the period.

Electro Moto Corporation

3165 East Main Street

Ashland, OR 97520

Stark Winter Schenkein & Co., LLP

7535 East Hampden Ave. Suite 109

Denver, CO 80231

Gentlemen:

We are providing this letter in connection with your review of the balance sheet of Electric Moto Corporation as of March 31, 2007, and the three months then ended for the purpose of determining whether any material modifications should be made to the interim financial statements for them to conform with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the fair presentation in the interim financial statements in conformity with accounting principles generally accepted in the United States of America. We are also responsible for adopting sound accounting policies, establishing and maintaining internal control, and preventing and detecting fraud.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your review.

1.

The interim financial statements referred to above have been prepared and presented in conformity with accounting principles generally accepted in the United States of America applicable to interim financial information.

2.

We have made available to you all -

a.

Financial records and related data.

b.

Minutes of the meetings of stockholders, directors, and committees of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

3.

There have been no communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

4.

There are no material transactions that have not been properly recorded in the accounting records underlying the financial statements.

5.

We have no knowledge of:

a.

Fraud involving management or employees who have significant roles in internal control.

b.

Fraud involving others that could have a material effect on the financial statements.

c.

Any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers, or others.

6.

We have no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

7.

The following have been properly recorded or disclosed in the financial statements:

a.

Related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing agreements and guarantees.

b.

Guarantees, whether written or oral, under which the company is contingently liable.

8.

We have identified all accounting estimates that could be material to the financial statements, including the key factors and significant assumptions underlying those estimates, and we believe the estimates are reasonable in the circumstances. There are no such estimates that may be subject to material change in the near term that have not been properly disclosed in the financial statements. We understand that near term means the period within one year of the date of the financial statements.

9.

We have no knowledge of concentrations existing at the date of the financial statements that make the company vulnerable to the risk of a near-term severe impact that have not been properly disclosed in the financial statements. We understand that concentrations include individual or group concentrations of customers, suppliers, lenders, products, services, sources of labor or materials, licenses or other rights, or operating areas or markets. We further understand that severe impact means a significant financially disruptive effect on the normal functioning of the Company.

10.

There are no -

a.

Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

b.

Unasserted claims or assessments that our lawyer has advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5.

c.

Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by Statement of Financial Accounting Standards No. 5.

11.

The company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged.

12.

We have complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

13.

No events have occurred subsequent to the balance sheet date that would require adjustment to, or disclosure in, the financial statement other than what is disclosed in the financial statements.

14.

We believe that there are no uncorrected financial statement misstatements which if corrected would have a material effect on the financial statements.

15.

The Company has no undisclosed principals or promoters.

16.

There are no significant deficiencies, including material weaknesses, in the design or operation of internal controls, which could adversely affect the Company’s ability to record, process, summarize and report financial data.

17.

All shares of common stock issued have been issued in compliance with all applicable laws and regulations.

Signature:
Chief Executive Officer

Signature:
Chief Financial Officer

Date: October 2, 2007

Electric Moto Corporation

Balance Sheet

June 30, 2007

(Unaudited)

ASSETS

Current assets:
Cash	$6,265
Accounts receivable	758
Inventories	54,496
Total current assets	61,519

Property and equipment, net	2,010
$63,529

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$100,566
Note payable	50,000
Note payable - shareholder	39,975
Due to shareholder	96,720
Total current liabilities	287,261

Stockholders' (deficit):
Common stock, $.001 par value 50,000,000 shares authorized, 32,800,000 shares issued and outstanding	32,800
Additional paid-in capital	875,482
Accumulated (deficit)	(1,132,014)
Total stockholders (deficit)	(223,732)
Total liabilities and stockholders' (deficit)	$63,529

See accompanying notes to the financial statements.

Electric Moto Corporation

Statements of Operations

Three and Six Months Ended June 30, 2006 and 2007

(Unaudited)

	Three Months		Six Months
	2006	2007	2006	2007

Sales	$5,101	$—	$15,076	$—
Cost of sales	3,067	—	3,688	—
Gross margin	2,034	—	11,388	—

Other costs and expenses:
Non-cash stock compensation	—	104,100	—	104,100
Selling, general and administrative	15,173	26,144	54,476	50,541
Total other costs and expenses	15,173	130,244	54,476	154,641

Net (loss)	$(13,139)	$(130,244)	$(43,088)	$(154,641)

Per share information
Basic and diluted (loss) per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Basic and diluted weighted average shares outstanding	32,800,000	32,800,000	32,800,000	32,800,000

See accompanying notes to the financial statements.

Electric Moto Corporation

Statements of Cash Flows

Six Months Ended June 30, 2006 and 2007

(Unaudited)

	2006	2007

Cash flows from operating activities:
Net cash (used in) operating activities	$(4,628)	$(19,558)

Cash flows from investing activities:
Net cash provided by (used in) Investing activities	—	—

Cash flows from financing activities:
Loans from related parties	3,000	24,935
Net cash provided by financing activities	3,000	24,935

(Decrease) in cash and cash equivalents	(1,628)	5,377

Cash and cash equivalents, beginning of period	2,996	888
Cash and cash equivalents, end of period	$1,368	$6,265

See accompanying notes to the financial statements.

ELECTRICMOTO CORPORATION

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

(UNAUDITED)

(1)   Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information and Item 310(b) of Regulation SB. They do not include all of the information and footnotes for complete financial statements as required by GAAP. In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information, refer to the Company's financial statements as of December 31, 2006, and for the two years then ended.

(2)   Stockholders' (Deficit)

A summary of stock options is as follows:

	Number of Shares	Weighted average exercise price	Weighted average fair value
Balance at December 31, 2006 and June 30, 2007	7,460,000	$.21	$.21

The following table summarizes information about fixed-price stock options:

Exercise Price	Weighted Average Number Outstanding	Outstanding Weighted Average Contractual Life	Weighted-Average Exercise Price
$.05	2,320,000	1.4 years	$.05
$.10	1,820,000	1.4 years	$.10
$.25	1,820,000	1.4 years	$.25
$.50	1,500,000	1.4 years	$.50
	7,460,000

All options are vested and exercisable.

(3)   Loans Payable

During March 2007 a shareholder of the Company advanced an aggregate of $24,935 to the Company for working capital. The loans are due on demand and bear interest at xx% per annum.

(4)   Going Concern

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced significant losses from operations. For the six months ended June 30, 2007, the Company incurred a net loss of $154,641. In addition, the Company has working capital and stockholders’ deficits of $225,742 and $223,732 and an accumulated deficit of $1,132,014 at June 30, 2007.

The Company’s ability to continue as a going concern is contingent upon its ability to expand its sales and secure additional financing. The Company is pursuing financing for its operations and seeking to expand its operations. Failure to secure such financing or expand its operations may result in the Company not being able to continue as a going concern.

(5)   Stockholders’ (Deficit)

During May 2007 the Company agreed to issue 3,470,000 shares of common stock for services. The value of these shares of $104,100 was charged to operations during the period.

Electro Moto Corporation

3165 East Main Street

Ashland, OR 97520

Stark Winter Schenkein & Co., LLP

7535 East Hampden Ave. Suite 109

Denver, CO 80231

Gentlemen:

We are providing this letter in connection with your review of the balance sheet of Electric Moto Corporation as of June 30, 2007, and the six months then ended for the purpose of determining whether any material modifications should be made to the interim financial statements for them to conform with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the fair presentation in the interim financial statements in conformity with accounting principles generally accepted in the United States of America. We are also responsible for adopting sound accounting policies, establishing and maintaining internal control, and preventing and detecting fraud.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your review.

1.

The interim financial statements referred to above have been prepared and presented in conformity with accounting principles generally accepted in the United States of America applicable to interim financial information.

2.

We have made available to you all -

a.

Financial records and related data.

b.

Minutes of the meetings of stockholders, directors, and committees of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

3.

There have been no communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

4.

There are no material transactions that have not been properly recorded in the accounting records underlying the financial statements.

5.

We have no knowledge of:

a.

Fraud involving management or employees who have significant roles in internal control.

b.

Fraud involving others that could have a material effect on the financial statements.

c.

Any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers, or others.

6.

We have no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

7.

The following have been properly recorded or disclosed in the financial statements:

a.

Related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing agreements and guarantees.

b.

Guarantees, whether written or oral, under which the company is contingently liable.

8.

We have identified all accounting estimates that could be material to the financial statements, including the key factors and significant assumptions underlying those estimates, and we believe the estimates are reasonable in the circumstances. There are no such estimates that may be subject to material change in the near term that have not been properly disclosed in the financial statements. We understand that near term means the period within one year of the date of the financial statements.

9.

We have no knowledge of concentrations existing at the date of the financial statements that make the company vulnerable to the risk of a near-term severe impact that have not been properly disclosed in the financial statements. We understand that concentrations include individual or group concentrations of customers, suppliers, lenders, products, services, sources of labor or materials, licenses or other rights, or operating areas or markets. We further understand that severe impact means a significant financially disruptive effect on the normal functioning of the Company.

10.

There are no -

a.

Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

b.

Unasserted claims or assessments that our lawyer has advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5.

c.

Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by Statement of Financial Accounting Standards No. 5.

11.

The company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged.

12.

We have complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

13.

No events have occurred subsequent to the balance sheet date that would require adjustment to, or disclosure in, the financial statement other than what is disclosed in the financial statements.

14.

We believe that there are no uncorrected financial statement misstatements which if corrected would have a material effect on the financial statements.

15.

The Company has no undisclosed principals or promoters.

16.

There are no significant deficiencies, including material weaknesses, in the design or operation of internal controls, which could adversely affect the Company’s ability to record, process, summarize and report financial data.

17.

All shares of common stock issued have been issued in compliance with all applicable laws and regulations.

Signature:
Chief Executive Officer

Signature:
Chief Financial Officer

Date: October 2, 2007

May 14, 2007

Eli Schless

Electro Moto Corporation

3165 East Main Street

Ashland, OR 97520

Dear Eli

This letter is to confirm our understanding of the terms and objectives of our engagement and the nature and limitations of the services we will provide.

We will review the balance sheets of Electric Moto Corporation as of March 31, 2007, June 30, 2007 and September 30, 2007, along with the related statements of operations and cash flows for the periods then ending, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants and the Standards of the PCAOB. Our reviews will consist primarily of inquiries of company personnel and analytical procedures applied to financial data, and we will require a representation letter from management. A review does not contemplate obtaining an understanding of the internal control or assessing control risk, tests of accounting records and responses to inquiries by obtaining corroborating evidential matter, and certain other procedures ordinarily performed during an audit. Thus, a review does not provide assurance that we will become aware of all significant matters that would be disclosed in an audit. Our engagement cannot be relied upon to disclose errors, fraud, or other illegal acts that may exist. However, we will inform you of any material errors that come to our attention and any fraud or illegal acts that come to our attention, unless they are clearly inconsequential. In addition, we have no responsibility to identify and communicate significant deficiencies or material weaknesses in your internal control as part of this engagement. We will not perform an audit of such financial statements, the objective of which is the expression of an opinion regarding the financial statements taken as a whole, and accordingly, we will not express such an opinion on them. In addition, no report will be issued pursuant to this engagement.

Please understand that you are responsible for making all financial records and related information available to us and that you are responsible for the accuracy and completeness of that information. You will also make key personnel available as needed. Your failure to promptly comply with such requirements may prevent the firm from completing the engagement timely or at all, and may be grounds for suspension of services or withdrawal.

We will advise you about appropriate accounting principles and their application and will assist in the preparation of your financial statements, but the responsibility for the financial statements remains with you. This responsibility includes the establishment and maintenance of adequate records and effective internal controls over financial reporting, the selection and application of accounting principles, and the safeguarding of assets. You are responsible for adjusting the financial statements to correct material misstatements and for confirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. You are also responsible for identifying and ensuring that the entity complies with applicable laws and regulations.

Assistance to be supplied by your personnel, including the preparation of schedules and analysis of accounts, will be discussed and coordinated with your staff. Timely completion of this work will facilitate achieving optimal performance.

Our fees are based on time required according to the degree of responsibility involved and the experience level of the personnel assigned to the engagement. Our fee for each review will be billed at standard hourly rates and is estimated at

$2,500 plus out of pocket expenses including an estimate for liability insurance per period, payable upon the issuance of periodic invoices.

Our invoices for these fees, along with any out of pocket expenses, will be rendered periodically as the work progresses and are due upon presentation. In accordance with firm policies, If we elect to terminate our services for nonpayment or any other reason, you will be obligated to compensate us for all time expended and to reimburse us for all out of pocket expenditures through the date of termination. It is our firm policy that any outstanding balance due over 30 days is subject to a service charge of 1 ½ per month, which will be added to the balance due.

This fee is based on anticipated cooperation from your personnel and the assumption that unexpected circumstances will not be encountered during the engagement. If significant additional time is necessary, we will discuss it with you before we incur the additional costs.

We sincerely hope that payment problems or disputes will not arise. However, even though we both hope for the best, sometimes we have to plan for the worst. Consequently, in the unfortunate event that our fees are not paid when due, we reserve the right to suspend work on the engagement or withdraw from the engagement. If we elect to terminate our services for nonpayment, our engagement will be deemed to have been completed. You will be obligated to compensate us for all time expended and to reimburse us for out of pocket expenses through the date of termination.

Any dispute that may arise related to this agreement will prior to resorting to litigation, be submitted to mediation administered by the American Arbitration Association, upon written request of either party and the parties shall share the costs of mediation equally. Any mediation initiated as a result of this engagement shall be administered within the county of Denver, Colorado, according to its mediation rules, and any ensuing litigation shall be conducted within said county, according to Colorado law. The results of any such mediation shall be binding only upon agreement of each party to be bound. Further, if we are required to commence litigation to collect fee amounts, you and this firm hereby agree that the should we prevail in any such action we will be entitled to recover all of our attorney’s fees and costs.

To the extent we accumulate original client records during the engagement, those documents will be returned to you promptly upon completion of the engagement (if not sooner), and a receipt will be needed. Once a copy of the financial statements is delivered the balance of the engagement file is our property. We will provide copies of such documents at our discretion unless required by Colorado statutes or AICPA rules, if we are compensated for any time and costs associated with the effort. Our file retention policy (either in electronic or paper form) complies with the requirements of the PCAOB, AICPA and Colorado statutes.

Subpoenas - In the event we are required to respond to a subpoena, court order or other legal process for the production of documents and/or testimony relative to information we have obtained and/or prepared during the course of this engagement, you agree to compensate us at our standard hourly rates for the time we expend in connection with such response, and to reimburse us for all of its out-of-pocket expenses incurred in that regard.

This letter is contractual in nature, and includes all of the relevant terms that will govern the relationship, superseding any prior oral or written representations or commitments by or between the parties. Any material change in the scope of the engagement must be accomplished by a written amendment to, or replacement of, the letter.

We appreciate the opportunity to be of service to you and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign the enclosed copy and return it to us along with the retainer which will be applied against the final invoice rendered.

We look forward to a continuing and mutually beneficial association.

Very truly yours,

Stark ♦ Winter ♦ Schenkein & Co., LLP

Accepted:

By:

_______

Title:

_______

Electric Moto Corporation

Balance Sheet

December 31, 2006

ASSETS

Current assets:
Cash	$888
Accounts receivable	758
Inventories	54,496
Total current assets	56,142

Property and equipment, net	2,397
$58,539

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$66,635
Note payable	50,000
Note payable - shareholder	39,975
Due to shareholder	75,120
Total current liabilities	231,730

Stockholders' (deficit):
Common stock, $.001 par value 50,000,000 shares authorized, 32,800,000 shares issued and outstanding	32,800
Additional paid-in capital	771,382
Accumulated (deficit)	(977,373)
Total stockholders (deficit)	(173,191)
Total liabilities and stockholders' (deficit)	$58,539

See accompanying notes to the financial statements.

Electric Moto Corporation

Statements of Operations

Years Ended December 31, 2005 and 2006

	2005	2006

Sales	$79,551	$15,076
Cost of sales	38,956	15,437
Gross margin	40,595	(361)

Costs and expenses:
Non cash stock compensation - selling, general and administrative	396,800	24,000
Selling, general and administrative	119,785	127,767
	516,585	151,767

Other costs and expenses:
Interest expense	—	2,367

Net (loss)	$(475,990)	$(154,495)

Per share information:
Basic and diluted (loss) per common share	$(0.02)	$(0.00)

Weighted average shares outstanding	27,208,740	32,800,000

See accompanying notes to financial statements.

Electric Moto Corporation

Statements of Cash Flows

Years Ended December 31, 2005 and 2006

	2005	2006

Cash flows from operating activities:
Net (loss)	$(475,990)	$(154,495)
Adjustments to reconcile net (loss) to net cash (used in) by operating activities:
Stock issued for services	396,800	24,000
Depreciation	—	561
Changes in assets and liabilities:
Inventory	7,556	(50,478)
Other current assets	(758)	—
Accounts payable and accrued expenses - affiliates	26,000	47,200
Accounts payable and accrued expenses	24,440	41,129
Total adjustments	454,038	62,412
Net cash (used in) operating activities	(21,952)	(92,083)

Cash flows from investing activities:
Purchase of	(2,957)	—
Net cash (used in) investing activities	(2,957)	—

Cash flows from financing activities:
Loans from related parties	1,920	39,975
Loans from third parties	—	50,000
Net cash provided by financing activities	1,920	89,975

Increase (decrease) in cash	(22,989)	(2,108)

Cash and cash equivalents, beginning of year	25,985	2,996

Cash and cash equivalents, end of year	$2,996	$888

Cash paid for:
Interest	$—	$2,367
Income taxes	$—	$—

See accompanying notes to financial statements.

Electric Moto Corporation

Statement of Changes in Stockholders' Deficit

For the Years Ended December 31, 2005 and 2006

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount

Balance December 31, 2004	28,620,000	$28,620	$354,762	$(346,888)	$36,494

Return and cancellation of officer's shares	(6,560,000)	(6,560)	6,560	—	—
Shares issued for services	10,560,000	10,560	386,240		396,800
Correction of previous share issuance	180,000	180	(180)	—	—
Net (loss) for the year ended December 31, 2005	—	—	—	(475,990)	(475,990)
Balance December 31, 2005	32,800,000	32,800	747,382	(822,878)	(42,696)

Common shares subscribed for services	—	—	24,000	—	24,000
Net (loss) for the year ended December 31, 2006	—	—	—	(154,495)	(154,495)
Balance December 31, 2006	32,800,000	$32,800	$771,382	$(977,373)	$(173,191)

See accompanying notes to financial statements.

Electric Moto Corporation

3165 East Main Street

Ashland, OR 97520

September 17, 2007

Stark Winter Schenkein & Co., LLP

7535 East Hampden Ave. Suite 109

Denver, CO 80231

Gentlemen:

We are providing this letter in connection with your audit of the balance sheet of Electric Moto Corporation as of December 31, 2006, and the related statements of operations, changes in stockholders’ equity and cash flows the year then ended, for the purpose of expressing an opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations, and cash flows of the above entities in conformity with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the fair presentation in the financial statements of financial position, results of operations and cash flows in conformity with generally accepted accounting principles. We are also responsible for adopting sound accounting policies, establishing and maintaining internal control, and preventing and detecting fraud.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit.

1.

The financial statements referred to above are fairly presented in conformity with generally accepted accounting principles.

2.

We have made available to you all -

a.

Financial records and related data.

b.

Minutes of the meetings of stockholders, directors, and committees of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

3.

There have been no communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

4.

There are no material transactions that have not been properly recorded in the accounting records underlying the financial statements.

5.

There has been no:

a.

Fraud involving management or employees who have significant roles in internal control.

b.

Fraud involving others that could have a material effect on the financial statements.

6.

We have no plans or intentions that may materially affect the carrying value or classification of assets and liabilities.

7.

The following have been properly recorded or disclosed in the financial statements:

a.

Related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing agreements and guarantees.

b.

Guarantees, whether written or oral, under which the company is contingently liable.

8.

We have identified all accounting estimates that could be material to the financial statements, including the key factors and significant assumptions underlying those estimates, and we believe the estimates are reasonable in the circumstances. There are no such estimates that may be subject to material change in the near term that have not been properly disclosed in the financial statements. We understand that near term means the period within one year of the date of the financial statements.

9.

We have no knowledge of concentrations existing at the date of the financial statements that make the company vulnerable to the risk of a near-term severe impact that have not been properly disclosed in the financial statements. We understand that concentrations include individual or group concentrations of customers, suppliers, lenders, products, services, sources of labor or materials, licenses or other rights, or operating areas or markets. We further understand that severe impact means a significant financially disruptive effect on the normal functioning of the Company.

10.

There are no -

a.

Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

b.

Unasserted claims or assessments that our lawyer has advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5.

c.

Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by Statement of Financial Accounting Standards No. 5.

11.

The company has satisfactory title to all owned assets, and there are no liens or encumbrances on such assets nor has any asset been pledged.

12.

We have complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

13.

No events have occurred subsequent to the balance sheet date that would require adjustment to, or disclosure in, the financial statement other than what is disclosed in the financial statements.

14.

All shares of common stock issued have been done so in accordance with all applicable securities laws.

15.

We believe that there are no uncorrected financial statement misstatements which if corrected would have a material effect on the financial statements.

16.

The undersigned being all of the members of the Board of Directors acknowledges that Stark Winter Schenkein & Co., LLP has been duly appointed as the Company’s independent auditor for the year ended December 31, 2006.

Signature:

Signature:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders and Board of Directors

Electric Moto Corporation

We have audited the accompanying balance sheet of Electric Moto Corporation as of December 31, 2006, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2005 and 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Electric Moto Corporation as of December 31, 2006, and results of its operations and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has suffered a loss from operations does not have sufficient working capital to fund its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also discussed in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Stark Winter Schenkein & Co., LLP

Denver, Colorado

September 17, 2007

ELECTRICMOTO CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on Mach 7, 2000, in the State of Nevada under the name Dorado Capital Ventures, Inc. (Dorado). The Company was classified as a blank check company until April 8, 2004, at which date it completed an asset purchase agreement with a sole proprietorship doing business as Electric Moto. The Company changed its name to Electric Moto Corporation contemporaneous with the merger. The Company is engaged the business of design, manufacture and sale of electric motor powered off-road motorbikes. The accompanying financial statements include the accounts of Electric Moto Corporation/Electric Moto for the years ended December 31, 2005 and 2006. Dorado had no significant operations prior to the merger date (see Note 2).

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue is recognized at the time the product is delivered and title passes. Provision for sales returns will be estimated based on the Company’s historical return experience. Revenue is presented net of returns.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are stated at estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectability, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

Inventories

Inventories at December 31, 2006, consist of purchased components and miscellaneous parts required to assemble the Company’s product. The motorbikes are assembled when an order is received. Inventory is carried at the lower of cost or market on a first-in first-out basis.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major improvements and additions are added to the property and equipment accounts while replacements, maintenance and repairs, which do not extend the life of the assets, are expensed. Property and equipment is depreciated over the estimated useful life of 5 years commencing in January 2006.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2006. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts receivable, notes payable and accounts payable and accrued expenses. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Net Income (Loss) Per Common Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti dilutive.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Information

The Company follows SFAS 131, “Disclosures about Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

In December 2004, the FASB issued SFAS 123 (revised 2004) "Share-Based Payment". This Statement requires that the cost resulting from all share-based transactions be recorded in the financial statements. The Statement establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all entities to apply a fair-value-based measurement in accounting for share-based payment transactions with employees. The Statement also establishes fair value as the measurement objective for transactions in which an entity acquires goods or services from non-employees in share-based payment transactions. The Statement replaces SFAS 123 "Accounting for Stock-Based Compensation" and supersedes APB Opinion No. 25 "Accounting for Stock Issued to Employees". The provisions of this Statement were effective for the Company beginning with its fiscal year ending December 31, 2006.

Impairment of Long-Lived Assets

The Company accounts for long-lived assets and goodwill in accordance with the provisions of SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and SFAS 142, "Goodwill and Other Intangible Assets" SFAS 144 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. SFAS 142 requires annual tests for impairment of goodwill and intangible assets that have indefinite useful lives and interim tests when an event has occurred that more likely than not has reduced the fair value of such assets.

Advertising

Advertising expenses are charged to expense upon first showing. Amounts charged to expense were $1,209 and $1,041 for the years ended December 31, 2005 and 2006.

Selling, General and Administrative Expenses

The components of selling, general and administrative expenses are as follows:

	2005	2006
Professional fees	$32,292	$37,255
Salaries and related	48,000	61,200
Other	39,493	29,332
	$119,785	$127,767

Recent Pronouncements

SFAS 155 - "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140" This Statement, issued in February 2006, amends FASB Statements No. 133, "Accounting for Derivative Instruments and Hedging Activities", and No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."

This Statement:

a.

Permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation

b.

Clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133

c.

Establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation

d.

Clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives

e.

Amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

This Statement is effective for all financial instruments acquired or issued after the beginning of our fiscal year beginning January 1, 2007.

The fair value election provided for in paragraph 4(c) of this Statement may also be applied upon adoption of this Statement for hybrid financial instruments that had been bifurcated under paragraph 12 of Statement 133 prior to the adoption of this Statement. Earlier adoption is permitted as of the beginning of our fiscal year, provided we have not yet issued financial statements, including financial statements for any interim period, for that fiscal year. Provisions of this Statement may be applied to instruments that we hold at the date of adoption on an instrument-by-instrument basis.

The Company is currently reviewing the effects of adoption of this statement but it is not expected to have a material impact on our financial statements.

SFAS 156 - "Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140"

This Statement, issued in March 2006, amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.

Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations.

2.

Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.

Permits an entity to choose either the amortization method or the fair value measurement method for each class of separately recognized servicing assets and servicing liabilities.

4.

At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Adoption of this Statement is required as of the beginning of the first fiscal year that begins after September 15, 2006. The adoption of this statement is not expected to have a material impact on our financial statements.

In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurement. The implementation of this guidance is not expected to have any impact on the Company's financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 106, and 132(R)" ("SFAS No. 158"). SFAS No. 158 requires companies to recognize a net liability or asset and an offsetting adjustment to accumulated other comprehensive income to report the funded status of defined benefit pension and other postretirement benefit plans. SFAS No. 158 requires prospective application, recognition and disclosure requirements effective for the Company's fiscal year ending December 31, 2007. Additionally, SFAS No. 158 requires companies to measure plan assets and obligations at their year-end balance sheet date. This requirement is effective for the Company's fiscal year ending December 31, 2009. The Company is currently evaluating the impact of the adoption of SFAS No. 158 and does not expect that it will have a material impact on its financial statements.

In September 2006, the United States Securities and Exchange Commission ("SEC") SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." This SAB provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each of the company's balance sheet and statement of operations financial statements and the related financial statement disclosures. The SAB permits existing public companies to record the cumulative effect of initially applying this approach in the first year ending after November 15, 2006 by recording the necessary correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings. Additionally, the use of the cumulative effect transition method requires detailed disclosure of the nature and amount of each individual error being corrected through the cumulative adjustment and how and when it arose. The Company is currently evaluating the impact, if any, that SAB 108 may have on the Company's results of operations or financial position.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109." This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Interpretation is effective for fiscal years beginning after December 15, 2006 and the Company is currently evaluating the impact, if any, that FASB No. 48 may have on the Company's results of operations or financial position.

NOTE 2. MERGER AGREEMENT

Effective April 8, 2004 the Company (Dorado) entered into an asset purchase agreement with Ely Schless dba Electric Moto, a sole proprietorship whereby Dorado purchased the assets and assumed the liabilities of Electric Moto in exchange for 20,000,000 shares of Dorado. Subsequent to the issuance of these common shares the proprietor of Electric Moto owns approximately 80% of the issued and outstanding shares of the Dorado. The transaction was accounted for as a recapitalization of the Dorado and the issuance of common shares of Electric Moto Corporation for the net assets of Dorado of $84,958 which consisted of cash. Therefore, Dorado’s historical accumulated deficit from inception to April 8, 2004, in the amount of $2,157,540, was eliminated against its additional paid-in capital, and the financial statements presented prospectively will be those of Electric Moto Corporation\Electric Moto adjusted for the shares issued pursuant to the recapitalization which consisted of 5,150,000 common shares. No goodwill or other intangible asset was recorded as a result of the transaction. Prior to the recapitalization, Dorado had 16,010,000 common shares outstanding, of which 10,860,000 shares held by directors of Dorado were returned to the Company and retired.

Under generally accepted accounting principles for reverse acquisition transactions, the shares outstanding of the “blank check” company are considered to be newly issued shares by the ongoing enterprise, having a value based upon the net assets transferred. The shares issuable pursuant to the asset purchase agreement are considered to be the existing capital of the surviving company at the agreement date.

Dorado had no significant business activities prior to the acquisition date. Following the recapitalization, the business conducted by the Company is the business conducted by Electric Moto prior to the recapitalization.

NOTE 3. STOCKHOLDERS’ DEFICIT

During January 2005 the Company entered into a consulting agreement for a six month period. The Company agreed to compensate the consultants with 4,000,000 shares of common stock with a fair value $200,000 and 1,000,000 options to purchase shares of common stock at an exercise price of $.50 per share for a period of 2 years. The fair value of the shares was charged to operations during the year.

During March 2005 the Company issued 180,000 shares of common stock to correct certain issuances made during 2004.

During December 2005 the Company’s majority shareholder returned 6,560,000 shares of common stock to the Company for no consideration and cancellation.

During December 2005 the Company issued 6,560,000 shares of common stock for services to a distributor valued at their fair market value of $196,800. The fair value of these shares was charged to operations during the year.

During October 2006 the Company agreed to issue 800,000 shares of common stock for services. The fair value of these shares of $24,000 has been charged to operations. These shares were issued subsequent to December 31, 2006.

During October 2004 the Company issued options to purchase 500,000 shares of common stock at $.05 per share for a period of 2 years to an entity. During January 2005 the Company issued options to purchase 1,000,000 shares of common stock at $.50 per shares for a period of 2 years to individuals pursuant to consulting contracts. Compensation costs charged to operations aggregated $0 for the year ended December 31, 2005. During 2006 the expiration date of the options was extended to August 3, 2008.

SFAS 123 requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in SFAS 123. The fair value of the option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model with the following weighted average assumptions for grants during the year ended December 31, 2004: expected life of options of 2 years, expected volatility of 0%, risk-free interest rate of 3% and no dividend yield and the year ended December 31, 2005: expected life of options of 2 years, expected volatility of 0%, risk-free interest rate of 4% and no dividend yield. The weighted average fair value at the date of grant for options granted during the year ended December 31, 2005, approximated $0.00 per option. These results may not be representative of those to be expected in future years.

Under the provisions of SFAS 123, the Company's net income (loss) and earnings (loss) per share would not have changed materially:

A summary of stock option activity is as follows:

	Number of Shares	Weighted average exercise price	Weighted average fair value
Balance at December 31, 2004	—
Granted	6,460,000	$.16	$.16
Exercised/Forfeited	—

Balance at December 31, 2005	6,460,000	$.16	$.16
Granted	1,000,000	$.50	$.50
Exercised/Forfeited	—

Balance at December 31, 2006	7,460,000	$.21	$.21

The following table summarizes information about fixed-price stock options at December 31, 2006:

Exercise Price	Weighted Average Number Outstanding	Outstanding Weighted Average Contractual Life	Weighted-Average Exercise Price
$.05	2,320,000	1.8 years	$.05
$.10	1,820,000	1.8 years	$.10
$.25	1,820,000	1.8 years	$.25
$.50	1,500,000	1.8 years	$.50
	7,460,000

All options are vested and exercisable.

The Company has agreed to file a Form SB-2 Registration statement covering all outstanding shares and options as of the date of these financial statements excluding shares held by officers or directors.

NOTE 4. INCOME TAXES

The Company accounts for income taxes under SFAS 109, “Accounting for Income Taxes”, which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at the federal statutory rate	34%
Effect of operating losses	(34)%
—

Prior to April 8, 2004, the operations of the Company were included in the personal tax return of the owner. Accumulated losses from the operation through that date amounted to $59,406 and have been reclassified as a reduction of the accumulated deficit and additional paid-in capital.

As of December 31, 2006, the Company has a net operating loss carryforward of approximately $270,000. This loss will be available to offset future taxable income. If not used, this carryforward will expire in 2026. The deferred tax asset relating to the operating loss carryforward has been fully reserved at December 31, 2005, and the valuation allowance increased by approximately $30,000 during the year ended December 31, 2006. The principal difference between the Company's book operating losses and income tax operating losses results from charges to income related to the issuance of common stock for services during 2004 and 2005 of $285,360 and $396,800.

NOTE 5. BASIS OF REPORTING

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a losses from operations during the years ended December 31, 2005 and 2006, amounting to $475,990 and $154,495 and working capital and stockholders’ deficits of $175,588 and $173,191 at December 31, 2006.

The Company’s ability to continue as a going concern is contingent upon its ability to attain profitable operations by securing financing and implementing its business plan. In addition, the Company’s ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 6. COMMITMENTS

The Company has entered into a two year employment agreement with its president at an annual salary of $48,000 commencing in April 2004.

The Company rents its office facilities from a related party on a month to month basis at a monthly rental of $600.

NOTE 7. CONCENTRATIONS

The Company recorded sales to two customers aggregating $55,187 (to a foreign customer) and $8,175 or 69% and 10% of sales volume in 2005.

NOTE 8. SUBSEQUENT EVENTS

During may 2007 the Company agreed to issue 3,470,000 shares of common stock for services. The Value of these shares will be charged to operations during the period.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this ____ day of ___________, 2007

PANTHER MOUNTAIN WATER PARK, INC.

By:
[name]
[title]

TABLE TO EXHIBITS

Exhibit A

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Plan of Merger